Exhibit 99.1

Contact:
David W. Froesel, Jr.
Executive Vice President,
Chief Financial Officer and Treasurer
(502) 627-7950

PHARMERICA REPORTS RECORD RESULTS FOR THE THIRD QUARTER OF 2013

Company Achieves Record Adjusted Diluted Earnings Per Share Of $0.49 For The Third Quarter And Establishes A Record Of $1.39 On A Nine Month Year-To-Date Basis

Company Achieves Record Cash Flows From Operating Activities Of $78.1 Million For The Third Quarter And Establishes A Record Of $152.0 Million On A Nine Month Year-To-Date Basis

Adjusted EBITDA Increases 18% to $33.9 Million

Adjusted EBITDA Margin Increases 120 Basis Points to 7.7%

Company Repurchases 349,091 Shares of Common Stock In The Third Quarter

Company Increases 2013 Revenues, Earnings And Operating Cash Flows Guidance

LOUISVILLE, Kentucky (November 5, 2013) – PharMerica Corporation (NYSE: PMC), a national provider of pharmacy services, today reported its financial results for the third quarter and nine months ended September 30, 2013.

Commenting on the Company’s results, Greg Weishar, PharMerica Corporation’s Chief Executive Officer, said, “This quarter’s results demonstrate ongoing improvements in  core operations, profitability and cash flows of the Company.  Adjusted diluted earnings per share was $0.49, which represents a 29% increase over the third quarter of 2012, and cash flows from operating activities was $78.1 million or a 52% increase over the comparable quarter of last year.  Cash flows on a year-to-date basis was $152.0 million, an increase of $48.8 million or 47% versus the same period last year.  Adjusted EBITDA on a year-over-year basis increased 18% to $33.9 million, and adjusted EBITDA margin increased 120 basis points to 7.7%.

“Sales productivity continues to improve and we are poised to achieve the goal of organic growth in the near future. Our superior cost containment programs, pharmacy services and industry-leading generic dispensing rate of 83.3% position the Company to further improve client retention and aggressively compete for market share in the long term care market.

“In addition, we recently entered into an exclusive agreement with Innovatix, LLC, a full service non-acute care group purchasing organization.  The Innovatix partnership will advance our strategic initiatives and market expansion into home infusion and specialty.  Furthermore, we believe ACOs will play an increasingly important role in the long term care market as clients seek to reduce hospital readmissions.  Innovatix is well positioned to assist us in helping our clients partner with ACOs, hospitals and physicians.”

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PMC Reports Results for the Third Quarter of 2013

November 5, 2013

Based on the strong performance for the first nine months of 2013, PharMerica now expects the following for the full year 2013:

	Previous Guidance	Current Guidance
Revenues	$1.625B to $1.675B	$1.700B to $1.725B
Adjusted diluted earnings per share	$1.55 to $1.60	$1.71 to $1.76
Cash flows from operations	$85M to $95M	$120M to $130M

Note: The full year guidance excludes the impact of any future acquisitions or restructuring charges that may be incurred by the Company.

The results for the third quarter are set forth below:

➢	Key Comparisons of Third Quarters Ended September 30, 2013 and 2012:

•
As a result of the matters discussed below, the Company recorded a net loss for the third quarter of 2013 of $6.2 million, or $0.21 diluted loss per share, compared with net income of $6.0 million, or $0.20 diluted earnings per share, for the same period in 2012.  The net loss in the quarter was primarily attributable to the recording of a $17.0 million reserve in the third quarter associated with various government inquiries and litigations as disclosed in our Form 10-Q.  The Company also recorded a $2.9 million reduction in revenue in the third quarter of 2013 in connection with California’s reduction in the reimbursement associated with certain drugs dispensed by providers under the California Medicaid program, which reductions are retroactive to June 2011.  Adjusted diluted earnings per share was $0.49 in 2013 compared with $0.38 in 2012, an increase of 29%.

•	Adjusted EBITDA for the third quarter of 2013 was $33.9 million compared with $28.8 million in the third quarter of 2012, an increase of 18%.

•
Gross profit for the third quarter of 2013 was $79.2 million compared with $76.1 million in the third quarter of 2012.  Gross margin expanded 90 basis points to 18.1% in the third quarter of 2013 compared with 17.2% in the third quarter of 2012.  Gross profit for the three months ended September 30, 2013 was reduced by $2.9 million related to California Medicaid, without which gross profit would have been $82.1 million.

•
Revenues for the third quarter of 2013 were $436.8 million compared with $442.0 million for the third quarter of 2012, a decrease of 1.2%.  Revenues for the three months ended September 30, 2013 were reduced by $2.9 million related to California Medicaid, without which revenues would have been $439.7 million.

•
Cash flows provided by operating activities for the third quarter of 2013 were $78.1 million compared with cash flows provided by operating activities of $51.4 million in the third quarter of 2012, an increase of 52%.

➢	Key Comparisons of Nine Months Ended September 30, 2013 and 2012:

•
Net income for the nine months ended September 30, 2013 was $14.5 million, or $0.48 diluted earnings per share, compared with $19.2 million, or $0.64 diluted earnings per share, for the same period in 2012. Net income for the nine months ended September 30, 2013 was adversely impacted by the recording of a $17.0 million reserve associated with various government inquiries and litigations as disclosed in our Form 10-Q.  The Company also recorded a $2.9 million reduction in revenue in the nine months of 2013 in connection with California’s reduction in the reimbursement associated with certain drugs dispensed by providers under the California Medicaid program, which reductions are retroactive to June 2011. Adjusted diluted earnings per share was $1.39 for the nine months ended September 30, 2013 compared with $1.04 adjusted diluted earnings per share in the same period in 2012, an increase of 33.7%.

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PMC Reports Results for the Third Quarter of 2013

November 5, 2013

•	Adjusted EBITDA for the nine months of 2013 was $102.2 million compared with $82.3 million in the nine months of 2012, an increase of 24.2%.

•
Gross profit for the nine months ended September 30, 2013 was $246.1 million, or 18.8% of revenue, compared with $224.6 million, or 16.0% of revenue, in the same period of 2012. Gross profit for the nine months ended September 30, 2013 was reduced by $2.9 million related to California Medicaid, without which gross profit would have been $249.0 million.  Gross margin expanded 280 basis points to 18.8% for the nine months ended September 30 2013 compared with 16.0% for the nine months ended September 30, 2012.

•
Revenues for the nine months ended September 30, 2013 were $1,307.4 million compared with $1,399.4 million for the same period of 2012, a decrease of 6.6%.  Revenues for the nine months ended September 30, 2013 were reduced by $2.9 million related to California Medicaid, without which revenues would have been $1,310.3 million.

•	Cash flows provided by operating activities were $152.0 million compared with $103.2 million in the same period of 2012, an increase of 47%.

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PMC Reports Results for the Third Quarter of 2013

November 5, 2013

Conference Call
Management will hold a conference call to review the financial results for the third quarter on November 5, 2013, at 10:00 a.m. Eastern Time.  To access the live webcast, visit the Investor Relations section of the Company’s website at www.pharmerica.com.  To access a telephonic replay of the call, which will be available at 2:00 P.M. Eastern Time November 5, 2013 through November 19, 2013, please dial 1-888-286-8010 (617-801-6888 if calling from outside the U.S.) and use passcode 87612585.

About PharMerica
PharMerica Corporation is a leading institutional pharmacy services company that services healthcare facilities in the United States, provides pharmacy management services to hospitals, and also provides specialty infusion services to patients outside a hospital setting.  As of September 30, 2013, PharMerica operated 89 institutional pharmacies and 12 specialty infusion centers in 45 states.  PharMerica’s customers are institutional healthcare providers, such as skilled nursing facilities, nursing centers, assisted living facilities, hospitals, individuals receiving in-home care and other long-term alternative care providers.

Forward-looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about its future results, performance, prospects and opportunities.  Forward-looking statements include, among other matters, the information concerning the Company’s “guidance” and possible future results of operations, the strength of the Company’s financial and operational performance during 2013, the impact of the brand to generic drug conversions on the Company, the Company’s ability to identify and consummate future acquisitions, the Company’s ability to deliver outstanding value to its shareholders, the Company’s continued pursuit of its strategic initiatives including those focused on client retention and operating margins, the Company’s ability to successfully work with Innovatix to execute the Company’s strategic initiatives and market expansion into home infusion and specialty, and the Company’s ability to achieve organic growth.  Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project” and similar expressions.  These forward-looking statements are based upon information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  Important factors that could cause the Company’s actual results to differ materially from the results referred to in the forward-looking statements we make in this press release include the adequacy of our litigation-related reserves and those included in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports, including Quarterly Reports on Form 10-Q filed with the SEC by the Company.

You are cautioned not to place undue reliance on any forward-looking statements, all of which speak only as of the date of this press release.  Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.  All subsequent written and oral forward-looking statements attributable to us or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release and in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports filed with the SEC by the Company.

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PMC Reports Results for the Third Quarter of 2013

November 5, 2013

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except share and per share amounts)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012		2013		2012		2013
	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues	Amount	% of Revenues
Revenues	$442.0	100.0%	$436.8	100.0%	$1,399.4	100.0%	$1,307.4	100.0%

Cost of goods sold	365.9	82.8	357.6	81.9	1,174.8	84.0	1,061.3	81.2

Gross profit	76.1	17.2	79.2	18.1	224.6	16.0	246.1	18.8

Selling, general and administrative expenses	54.5	12.3	55.5	12.7	161.8	11.6	167.7	12.8

Amortization expense	3.2	0.7	3.7	0.9	9.0	0.6	11.7	0.9

Merger, acquisition, integration costs and other charges	6.1	1.4	1.3	0.3	14.3	1.0	7.0	0.5

Settlement, litigation and other related charges	–	–	17.0	3.9	–	–	17.0	1.3

Restructuring and impairment charges	–	–	1.0	0.2	–	–	1.0	0.1

Hurricane Sandy disaster costs	–	–	0.1	–	–	–	(0.2)	–

Operating income	12.3	2.8	0.6	0.1	39.5	2.8	41.9	3.2

Interest expense, net	2.4	0.5	2.6	0.6	7.6	0.5	8.1	0.6

Income (loss) before income taxes	9.9	2.3	(2.0)	(0.5)	31.9	2.3	33.8	2.6

Provision for income taxes	3.9	0.9	4.2	0.9	12.7	0.9	19.3	1.5

Net income (loss)	$6.0	1.4%	$(6.2)	(1.4)%	$19.2	1.4%	$14.5	1.1%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2013	2012	2013
Earnings (loss) per common share:
Basic	$0.20	$(0.21)	$0.65	$0.49
Diluted	$0.20	$(0.21)	$0.64	$0.48
Shares used in computing earnings (loss) per common share:
Basic	29,491,234	29,655,201	29,470,473	29,645,380
Diluted	29,846,679	29,655,201	29,829,169	29,950,379

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PMC Reports Results for the Third Quarter of 2013

November 5, 2013

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except share and per share amounts)

	(As Adjusted)
	Dec. 31, 2012	Sept. 30, 2013
ASSETS
Current assets:
Cash and cash equivalents	$12.3	$52.4
Accounts receivable, net	205.4	190.5
Inventory	135.7	70.3
Deferred tax assets, net	37.2	36.9
Prepaids and other assets	38.8	40.4
	429.4	390.5

Equipment and leasehold improvements	158.8	174.9
Accumulated depreciation	(105.7)	(115.7)
	53.1	59.2
Goodwill	269.2	271.4
Intangible assets, net	121.9	114.4
Other	12.7	9.6
	$886.3	$845.1

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$49.7	$53.1
Salaries, wages and other compensation	35.8	31.0
Current portion of long-term debt	12.5	12.5
Income taxes payable	1.5	2.7
Other accrued liabilities	7.6	9.2
	107.1	108.5

Long-term debt	303.0	221.9
Other long-term liabilities	22.5	40.8
Deferred tax liabilities	11.1	17.2
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value per share; 1,000,000 shares authorized and no shares issued at December 31, 2012 and September 30, 2013	–	–
Common stock, $0.01 par value per share; 175,000,000 shares authorized; 30,943,748 and 31,364,279 shares issued as of December 31, 2012 and September 30, 2013, respectively	0.3	0.3
Capital in excess of par value	363.0	368.9
Retained earnings	91.3	105.8
Treasury stock at cost, 1,456,293 shares and 1,936,632 shares at December 31, 2012 and September 30, 2013, respectively	(12.0)	(18.3)
	442.6	456.7
	$886.3	$845.1

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PMC Reports Results for the Third Quarter of 2013

November 5, 2013

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2013	2012	2013
Cash flows provided by (used in) operating activities:
Net income (loss)	$6.0	$(6.2)	$19.2	$14.5
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	4.6	4.9	13.9	14.5
Amortization	3.2	3.7	9.0	11.7
Merger, acquisition, integration costs and other charges	0.3	–	2.2	–
Hurricane Sandy disaster costs	–	1.8	–	0.2
Stock-based compensation and deferred compensation	2.6	2.4	5.6	6.4
Amortization of deferred financing fees	0.3	0.6	0.7	1.6
Deferred income taxes	(2.1)	3.5	3.9	6.4
Loss (gain) on disposition of equipment	–	0.4	(0.1)	0.3
Other	0.1	(0.2)	0.1	0.1
Change in operating assets and liabilities:
Accounts receivable, net	9.4	4.5	22.3	14.8
Inventory	11.1	42.9	32.7	65.4
Prepaids and other assets	2.9	(1.3)	0.1	(0.3)
Accounts payable	7.2	11.7	(10.8)	3.8
Salaries, wages and other compensation	0.8	(4.5)	(3.8)	(7.2)
Income taxes payable	4.4	(4.8)	5.2	1.3
Excess tax benefit from stock-based compensation	–	–	–	(0.4)
Other accrued and long-term liabilities	0.6	18.7	3.0	18.9
Net cash provided by operating activities	51.4	78.1	103.2	152.0
Cash flows provided by (used in) investing activities:
Purchase of equipment and leasehold improvements	(6.6)	(6.9)	(13.5)	(20.9)
Acquisitions, net of cash acquired	(0.4)	(4.1)	(0.8)	(4.6)
Cash proceeds from the sale of assets	–	–	0.3	0.1
Net cash used in investing activities	(7.0)	(11.0)	(14.0)	(25.4)
Cash flows provided by (used in) financing activities:
Repayments of long-term debt	(6.3)	(3.1)	(6.3)	(9.4)
Net activity of long-term revolving credit facility	–	(19.6)	(50.0)	(71.7)
Repayments of capital lease obligations	–	–	(0.1)	–
Issuance of common stock	0.4	–	0.5	0.4
Treasury stock at cost	(1.0)	(4.4)	(1.2)	(6.3)
Excess tax benefit from stock-based compensation	–	–	–	0.4
Other	–	0.1	–	0.1
Net cash used in financing activities	(6.9)	(27.0)	(57.1)	(86.5)
Change in cash and cash equivalents	37.5	40.1	32.1	40.1
Cash and cash equivalents at beginning of period	12.0	12.3	17.4	12.3
Cash and cash equivalents at end of period	$49.5	$52.4	$49.5	$52.4
Supplemental information:
Cash paid for interest	$2.2	$2.0	$7.2	$6.6
Cash paid for taxes	$1.8	$5.5	$4.0	$11.9

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PMC Reports Results for the Third Quarter of 2013

November 5, 2013

WORKING CAPITAL MANAGEMENT

Days Of Inventory On Hand = Ending Inventory / (Quarterly Cost of Goods Sold / Days in Quarter)
Days Sales Outstanding = Ending Accounts Receivable / (Quarterly Sales / Days in Quarter)

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2013		2012	2013
Pharmacy data:
Prescriptions dispensed (in thousands)	9,711	9,320		29,675	28,451
Revenue per prescription dispensed	$45.52	$47.18	*	$47.16	$46.05	*
Gross profit per prescription dispensed	$7.84	$8.81	*	$7.57	$8.75	*

*Revenue and gross profit per prescription dispensed are calculated excluding the $2.9 million California Medicaid estimated recoupment.

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PMC Reports Results for the Third Quarter of 2013

November 5, 2013

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

UNAUDITED RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(In millions)	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2013		2012	2013
Net income (loss)	$6.0	$(6.2)		$19.2	$14.5
Add:
Interest expense, net	2.4	2.6		7.6	8.1
Merger, acquisition, integration costs and other charges	6.1	1.3		14.3	7.0
Settlement, litigation and other related charges	–	17.0		–	17.0
California Medicaid estimated recoupment	–	2.9		–	2.9
Restructuring and impairment charges	–	1.0		–	1.0
Hurricane Sandy disaster costs	–	0.1		–	(0.2)
Stock-based compensation and deferred compensation	2.6	2.4		5.6	6.4
Provision for income taxes	3.9	4.2		12.7	19.3
Depreciation and amortization expense	7.8	8.6		22.9	26.2
Adjusted EBITDA	$28.8	$33.9		$82.3	$102.2
Adjusted EBITDA margin	6.5%	7.7	%*	5.9%	7.8	%*

*Calculation of Adjusted EBITDA margin excludes the $2.9 million California Medicaid estimated recoupment.

UNAUDITED RECONCILIATION OF DILUTED EARNINGS (LOSS) PER SHARE
TO ADJUSTED DILUTED EARNINGS PER SHARE

(In whole numbers)	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2013	2012	2013
Diluted earnings (loss) per share	$0.20	$(0.21)	$0.64	$0.48
Add:
Diluted earnings per share impact of:
Merger, acquisition, integration costs and other charges	0.13	0.03	0.29	0.15
Settlement, litigation and other related charges	–	0.56	–	0.56
California Medicaid estimated recoupment	–	0.07	–	0.07
Restructuring and impairment charges	–	0.03	–	0.03
Hurricane Sandy disaster costs	–	–		(0.01)
Stock-based compensation and deferred compensation	0.05	0.06	0.11	0.13
Impact of discrete items on tax provision	–	(0.05)	–	(0.02)
Adjusted diluted earnings per share	$0.38	$0.49	$1.04	$1.39

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PMC Reports Results for the Third Quarter of 2013

November 5, 2013

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

UNAUDITED RECONCILIATION OF ADJUSTED EBITDA
TO NET CASH FLOWS FROM OPERATING ACTIVITIES

(In millions)	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2013	2012	2013
Adjusted EBITDA	$28.8	$33.9	$82.3	$102.2
Interest expense, net	(2.4)	(2.6)	(7.6)	(8.1)
Merger, acquisition, integration costs and other charges	(5.8)	(1.3)	(12.1)	(7.0)
California Medicaid estimated recoupment	–	(2.9)	–	(2.9)
Hurricane Sandy disaster costs	–	1.7	–	0.4
Provision for bad debt	7.3	5.2	19.7	15.7
Amortization of deferred financing fees	0.3	0.6	0.7	1.6
Loss (gain) on disposition of equipment	–	0.4	(0.1)	0.3
Provision for income taxes	(3.9)	(4.2)	(12.7)	(19.3)
Deferred income taxes	(2.1)	3.5	3.9	6.4
Change in federal and state income taxes payable	4.4	(4.8)	5.2	1.3
Excess tax benefit from stock-based compensation	–	–	–	(0.4)
Changes in assets and liabilities	24.7	48.8	23.8	61.7
Other	0.1	(0.2)	0.1	0.1
Net cash flows provided by (used in) operating activities	$51.4	$78.1	$103.2	$152.0

Use of Non-GAAP Measures
PharMerica calculates Adjusted EBITDA as provided in the reconciliation above and calculates Adjusted EBITDA Margin by taking Adjusted EBITDA and dividing it by revenues adjusted for the contractual amount associated with the California Medicaid estimated recoupment.  PharMerica calculates and uses Adjusted EBITDA as an indicator of its ability to generate cash from reported operating results.  The measurement is used in concert with net income (loss) and cash flows from operations, which measure actual cash generated in the period.  In addition, PharMerica believes that Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance and the ability to incur and service debt and make capital expenditures.  In addition, Adjusted EBITDA, as defined in the Credit Agreement, is used in conjunction with the Corporation’s debt leverage ratio and this calculation sets the applicable margin for the quarterly interest charge.  Adjusted EBITDA, as defined in the Credit Agreement, is not the same calculation as this Adjusted EBITDA table.  Adjusted EBITDA does not represent funds available for PharMerica’s discretionary use and is not intended to represent or to be used as a substitute for net income (loss) or cash flows from operations data as measured under U.S. generally accepted accounting principles (“GAAP”).  The items excluded from Adjusted EBITDA but included in the calculation of PharMerica’s reported net income (loss) and cash flows from operations are significant components of the accompanying unaudited condensed consolidated statements of operations and cash flows and must be considered in performing a comprehensive assessment of overall financial performance.  PharMerica’s calculation of Adjusted EBITDA may not be consistent with calculations of EBITDA used by other companies.

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PMC Reports Results for the Third Quarter of 2013

November 5, 2013

PharMerica calculates and uses adjusted diluted earnings (loss) per share, exclusive of the impact of merger, acquisition, integration costs and other charges, settlement, litigation and other related charges, California Medicaid estimated recoupment, restructuring and impairment charges, Hurricane Sandy disaster costs, stock-based and deferred compensation and the impact of discrete items on the tax provision, as an indicator of its core operating results.  The measurement is used in concert with net income (loss) and diluted earnings (loss) per share, which measure actual earnings (loss) per share generated in the period.  PharMerica believes the exclusion of these charges in expressing adjusted diluted earnings per share provides management with a useful measure to assess period to period comparability and is useful to investors in evaluating PharMerica’s operating results from period to period.  Adjusted diluted earnings per share, exclusive of the impact of merger, acquisition, integration costs and other charges, settlement, litigation and other related charges, California Medicaid estimated recoupment, restructuring and impairment charges, Hurricane Sandy disaster costs, stock-based and deferred compensation and the impact of discrete items on the tax provision, do not represent the amount that effectively accrues directly to stockholders (i.e., such costs are a reduction in earnings and stockholders’ equity) and is not intended to represent or to be used as a substitute for diluted earnings (loss) per share as measured under GAAP.  The impact of merger, acquisition, integration costs and other charges, settlement, litigation and other related charges, California Medicaid estimated recoupment, restructuring and impairment charges, Hurricane Sandy disaster costs, stock-based and deferred compensation and the impact of discrete items on the tax provision, excluded from the diluted earnings (loss) per share are significant components of the accompanying unaudited condensed consolidated statements of operations and must be considered in performing a comprehensive assessment of overall financial performance.

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